Exhibit 10.13

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT IN ACCORDANCE WITH REGULATION S-K ITEM 601(B)(10)(IV). ASTERISKS DENOTE OMISSIONS. SUCH INFORMATION IS BOTH (i) IMMATERIAL AND (ii) IS OF A TYPE REGULARLY TREATED AS PRIVATE OR CONFIDENTIAL BY THE REGISTRANT.

AMENDMENT NO. 1 TO RESTATED AND AMENDED LICENSE AGREEMENT

This AMENDMENT NO.1 TO THE RESTATED AND AMENDED LICENSE AGREEMENT (this “Amendment”) is entered into as of April 15th, 2005, by and between The Johns Hopkins University, a Maryland corporation having an address at 3400 N. Charles St., Baltimore, MD 21218 (“JHU”) and OncoMethylome Sciences S.A. (formerly known as OncoGenome Sciences, S.A.), a corporation having an address at Niveau +2, Tour 4 de Pharmacie (batiment 36), Ulg CHU, Av. de l’Hopital no. 1, 4000 Sart-Tilman (Liege), Belgium (“Company”), with respect to the following:

RECITALS

WHEREAS, JHU entered into an Restated and Amended License Agreement with Company on September 1, 2004 with respect to an invention entitled “Method of Detection of Prostate Cancer” (JHU Ref. No. 3970) which was developed during the course of the RESEARCH PROJECT by Dr. David Sidransky (the “License Agreement”);

WHEREAS, Company has indicated to JHU that Company wishes to acquire a license to a related invention entitled “Neoplasia Diagnostic Compositions and Method of Use” (JHU Ref. No. 4415) which was developed during the course of the RESEARCH PROJECT by Drs. David Sidransky and Jonathan Epstein (hereinafter “Inventors”);

WHEREAS, in exchange for payment of additional consideration by Company set forth in this Amendment, JHU is willing to grant Company a license under the PATENT RIGHTS and TECHNOLOGY RIGHTS, as set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.	Definitions. Unless otherwise defined in this Amendment, all capitalized terms shall have the meanings given such terms in the License Agreement.

II.	Amendments. The parties hereby agree to further amend the License Agreement by:

A. Deleting Paragraph 1.11 in its entirety and replacing it with the following:

“1.11 "PATENT RIGHTS" shall mean the U.S. patent application Serial No. 10,295,483 filed on November 15, 2002, and the PCT patent application Serial No. PCT/US02/367 filed on November 15, 2002, and both assigned to JHU entitled “Method of Detection of Prostate Cancer” (JHU-3970; David Sidransky), and the PCT patent application Serial No. [TBA] filed on March 17, 2005, assigned to JHU entitled “Neoplasia Diagnostic Compositions and Method of Use” (JHU-4415; David Sidransky and Jonathan Epstein), and the inventions disclosed and claimed therein, and all continuations, divisions, and reissues based thereof, and continuations-in-part to the extent the claims of the continuation-in-part are supported by the disclosure in the parent application and any new matter added to the continuation-in-part is unencumbered by a third party and supports the claims of the parent application, and any corresponding foreign patent applications, and any patents, patents of addition or other equivalent foreign patent rights issuing, granted or registered thereon.”

B. Deleting Paragraph 3.5 in its entirely and replacing it with the following:

“3.5 Form of Payment. All payments under this Agreement shall be made in U.S. Dollars. Checks are to be made payable to “The Johns Hopkins University”. Wire transfers may be made through:

[***]

Company shall be responsible for any and all costs associated with wire transfers.”

III.	Payments. Company shall pay or shall have paid to JHU within thirty (30) days of the effective date of this Amendment a license fee of [***]. JHU will not submit an invoice for the license fee, which is nonrefundable and shall not be credited against royalties or other fees.

IV.	Ratification. Except as expressly amended by this Amendment, the License Agreement shall remain in full force and effect and the License Agreement is hereby ratified and confirmed as of the date first written above.

V.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to the principles of conflicts of law of such state.

VI.	Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF the respective parties hereto have executed this Amendment by their duly authorized officers as of the date first set forth above.

THE JOHNS HOPKINS UNIVERSITY		ONCOMETHYLOME SCIENCES, S.A.
		By:	Herman H. Spolders, BVBA
Chief Executive Officer

By:	/s/ R. Keith Baker	By:	/s/ Herman H. Spolders
	R. Keith Baker, MBA, Ph.D.		Herman H. Spolders
	Sr. Director Licensing and Technology Development		Managing Director

Date: 07/14/2005		Date: 07/26/2005

I have read and agree to abide by the terms of this Amendment.

By:		Date:
Dr. David Sidransky

By:		Date:
Dr. Jonathan Epstein

IN WITNESS WHEREOF the respective parties hereto have executed this Amendment by their duly authorized officers as of the date first set forth above.

THE JOHNS HOPKINS UNIVERSITY		ONCOMETHYLOME SCIENCES, S.A.
		By:	Herman H. Spolders, BVBA
Chief Executive Officer

By:	/s/ R. Keith Baker	By:	/s/ Herman H. Spolders
	R. Keith Baker, MBA, Ph.D.		Herman H. Spolders
	Sr. Director Licensing and Technology Development		Managing Director

Date:		Date:

I have read and agree to abide by the terms of this Amendment.

By:	/s/ Dr. David Sidransky	Date:	06/14/2005
Dr. David Sidransky

By:		Date:
Dr. Jonathan Epstein

IN WITNESS WHEREOF the respective parties hereto have executed this Amendment by their duly authorized officers as of the date first set forth above.

THE JOHNS HOPKINS UNIVERSITY		ONCOMETHYLOME SCIENCES, S.A.
		By:	Herman H. Spolders, BVBA
Chief Executive Officer

By:	/s/ R. Keith Baker	By:	/s/ Herman H. Spolders
	R. Keith Baker, MBA, Ph.D.		Herman H. Spolders
	Sr. Director Licensing and Technology Development		Managing Director

Date:		Date:

I have read and agree to abide by the terms of this Amendment.

By:		Date:
Dr. David Sidransky

By:	/s/ Dr. Jonathan Epstein	Date:	06/20/2005
Dr. Jonathan Epstein